Exhibit 21.1
Subsidiaries of
Surgery Partners, Inc.

Entity Name	Jurisdiction of Organization	Doing Business As
Advanced Pain Institute Treatment Center, LLC	Louisiana
Advanced Surgery Center, LLC	Nebraska
Afshin Gerayli, MD	California	Pain Specialists of Orange County
AllCare Clinical Associates, P.A.	North Carolina
Ambulatory Resource Centres Investment Company, LLC	Delaware
Ambulatory Resource Centres of Washington, Inc.	Tennessee
Ambulatory Resource Centres of Wilmington, Inc.	Tennessee
Anesthesia Company of Houston, PLLC (f/k/a Epix Anesthesia of Houston, PLLC)	Texas
Anesthesiology Professional Services, Inc.	Florida
Animas Surgical Hospital, LLC	Delaware
APS of Bradenton, LLC	Florida
APS of Hammond, LLC	Delaware
APS of Jonesboro, LLC	Delaware
ARC Development, LLC	Tennessee
ARC Financial Services, LLC	Tennessee
ARC Kentucky, LLC	Tennessee	ARC Kentucky/Louisville, LLC
ARC of Bellingham, L.P.	Tennessee
ARC of Georgia, LLC	Tennessee	Premier Surgery Center
Armenia Ambulatory Surgery Center, LLC	Florida
ASC Gamma Partners, Ltd.	Florida	West Kendall Surgical Center
ASC of New Albany, LLC	Indiana
ASH Sawmill, LLC	Colorado
Baton Rouge Anesthesia Services, LLC	Delaware
Bayside Endoscopy Center, LLC	Rhode Island
Birmingham Surgery Center, LLC	Delaware
Blue Ridge Surgical Center, LLC	Delaware
Boulder Spine Center, LLC	Delaware	Minimally Invasive Spine Institute
Bradenton Anesthesia Services, LLC	Florida
Brazos Valley Physicians Alliance	Texas
Brazos Valley Physicians Organization MSO, LLC	Texas
Bristol Spine Center, LLC	Delaware	Renaissance Surgery Center
Cache Valley Specialty Hospital, LLC	Utah
Canyon Ambulatory Surgery Center, LLC	North Carolina
Cape Coral Ambulatory Surgery Center, LLC	Florida
Cape Coral Anesthesia Services, LLC	Florida
CBSH, LLC	Texas
CC Pocatello, LLC	Idaho
CCIF, LLC	Delaware
Chesterfield Spine Center, LLC	Delaware	St. Louis Spine and Orthopedic Surgery Center
CMSC, LLC	Montana
Coastal Bend Medical Park, LLC	Texas
Coastal Bend Surgery Center, Ltd	Texas
Coastal Pain Center, LLC	Georgia
Cold Springs Medical Surgical Group, LLC	California
Collier Anesthesia Pain, LLC	Florida

Community Care Channing Way, LLC	Delaware
Community Care Rexburg, LLC	Delaware
Community Care West Side, LLC	Delaware
Community Hospital Holding Company, LLC	Georgia
Community Hospital Management Company, LLC	Georgia
Complete Care Pharmacy, LLC	Florida
Consultants in Pain Medicine, LLC	Georgia
Crescent View Surgery Center, LLC	Louisiana
Cypress Surgery Center, LLC	Delaware
Delaware Outpatient Center for Surgery, LLC	Delaware
Dupont Anesthesia Services, P.S.C.	Kentucky
El Paso Specialty Hospital, Ltd	Texas
El Paso Specialty Physicians Group	Texas
Fairfield Surgery Center, LLC	Connecticut
Gold Coast Surgery Center, LLC	California
Gulf Coast Surgical Center, LLC	Louisiana
Great Falls Clinic Surgery Center, L.L.C.	Montana
Hammond Anesthesia Services, LLC	Louisiana
Haverford Management Company, LLC	Pennsylvania
Idaho Falls Community Hospital, LLC	Delaware	Honolulu Sports and Spine Center
IFSC Acquisition, LLC	Delaware
Interventional Spine Center, LLC	California
IPM Surgery Centers, LLC	California	SpinalCARE Surgicenter
Jacksonville Beach Surgery Center, LLC	Tennessee	Jacksonville Beach Surgery Center
Jenkins County Hospital, LLC	Georgia
Jonesboro Anesthesia Services, LLC	Arkansas
Kent, LLC	Rhode Island
Lafayette Surgical Hospital, LLC	Louisiana
Lake Mary Surgery Center, L.L.C.	Florida
Largo Endoscopy Center, L.P.	Tennessee	Tampa Bay Regional Surgery Center
Largo Surgery, LLC	Florida	West Bay Surgery Center
Laser and Outpatient Surgery Center, LLC	Delaware
Logan Laboratories, LLC	Delaware
Lubbock Heart Hospital, LLC	Delaware	Lubbock Heart & Surgical Hospital
Medical Center Endoscopy, LLC	Texas
Midwest Uncuts, Inc.	Iowa	Midwest Labs
Millenia Surgery Center, L.L.C.	Florida
Minimally Invasive Surgical and Neuroscience Center, LLC	Delaware
Mission Hills Surgicenter, LLC	California	Mission Hills Pain Treatment Center
Montana Health Partners, LLC	Montana
Mountain View Hospital, LLC	Delaware
MV Oncology, LLC	Delaware
MV Pocatello ENT, LLC	Idaho
MVH Anesthesia, LLC	Idaho	Eagle Rock Anesthesia
MVH BMC, LLC	Idaho
MVH Endoscopy, LLC	Delaware
MVH Idaho Falls Oncology, LLC	Delaware
MVH Parkway, LLC	Delaware
MVH PC Specialists, LLC	Idaho
MVH PIC, LLC	Idaho

MVH PMHS, LLC	Idaho
MVH SNF Holding, LLC	Idaho
MVH Surgical Specialists, LLC	Idaho
National Surgical Hospitals, LLC	Delaware
NeoSpine Puyallup Spine Center, LLC	Delaware	Microsurgical Spine Center
NeoSpine Surgery of Bristol, LLC	Delaware
NeoSpine Surgery of Puyallup, LLC	Delaware
NeoSpine Surgery, LLC	Delaware
New Albany Outpatient Surgery, L.P.	Delaware
North Carolina Specialty Hospital, LLC	North Carolina
North Dakota Surgery Center, LLC	Delaware
North Idaho Day Surgery, LLC	Idaho
Northwest Ambulatory Surgery Services, LLC	Washington	Bellingham Ambulatory Surgery Center
NovaMed Acquisition Company, LLC	Delaware
NovaMed Alliance, Inc.	Delaware	Optical Synergies
Premier Vision Buying Group
The Buyers Edge
The Alliance
NovaMed Eye Surgery Center of Maryville, LLC	Delaware	Eyes of Illinois Surgery Center
NovaMed Eye Surgery Center of North County, LLC	Delaware	Woodcrest Surgery Center
NovaMed Eye Surgery Center of Overland Park, LLC	Delaware
NovaMed Management of Kansas City, LLC	Missouri
NovaMed Management Services, LLC	Delaware
NovaMed of Bethlehem, LLC	Delaware
NovaMed of Laredo, Inc.	Delaware
NovaMed of Lebanon, LLC	Delaware
NovaMed of San Antonio, LLC	Delaware
NovaMed of Texas, LLC	Delaware
NovaMed of Wisconsin, LLC	Delaware
NovaMed Surgery Center of Baton Rouge, LLC	Delaware	Interventional Pain Management Center
NovaMed Surgery Center of Bedford, LLC	Delaware	NH Eye Surgicenter
NovaMed Surgery Center of Chattanooga, LLC	Delaware
NovaMed Surgery Center of Chicago-Northshore, LLC	Delaware	NovaMed Eye Surgery Center – Northshore
NovaMed Surgery Center of Cleveland, LLC	Delaware	The Surgery Center of Cleveland
NovaMed Surgery Center of Colorado Springs, LLC	Delaware	United Ambulatory Surgery Center
NovaMed Surgery Center of Denver, LLC	Delaware	Colorado Outpatient Eye Surgery Center
NovaMed Surgery Center of Jonesboro, LLC	Delaware	Eye Surgery Center of Arkansas
NovaMed Surgery Center of Madison, Limited Partnership	Wisconsin
NovaMed Surgery Center of Nashua, LLC	Delaware	Nashua Eye Surgery Center
NovaMed Surgery Center of Oak Lawn, LLC	Delaware	Center for Reconstructive Surgery
NovaMed Surgery Center of Orlando, LLC	Delaware	Downtown Surgery Center
NovaMed Surgery Center of San Antonio, L.P.	Delaware	American Surgery Centers of South Texas
NovaMed Surgery Center of Sandusky, LLC	Delaware	Surgery Center of Sandusky
NovaMed Surgery Center of St. Peters, LLC	Delaware	St. Peters Ambulatory Surgery Center
NovaMed Surgery Center of Tyler, L.P.	Delaware	The Cataract Center of East Texas
NovaMed Surgery Center of Warrensburg, LLC	Delaware	Surgery Center of Warrensburg
Eye Surgery Center of Warrensburg
NovaMed Surgery Center of Whittier, LLC	Delaware	Center for Outpatient Surgery
NovaMed, LLC	Delaware	Surgery Partners
NSH California, LLC	California

NSH Connecticut, LLC	Connecticut
NSH Durham, Inc.	North Carolina
NSH El Paso Specialty Hospital, Inc.	Texas
NSH El Paso, Inc.	Texas
NSH Georgia, LLC	Delaware
NSH Logan, Inc.	Utah
NSH Louisiana, LLC	Louisiana
NSH Management of Arizona, LLC	Arizona
NSH Management of California, LLC	California
NSH Mesa Real Estate, LLC	Arizona
NSH Mesa, LLC	Arizona
NSH Michigan Properties, LLC	Michigan
NSH Michigan, Inc.	Michigan
NSH North Idaho, LLC	Idaho
NSH San Antonio Surgical Hospital, LLC	Texas
NSH Texas, LLC	Illinois
NSH Wisconsin, LLC	Wisconsin
Oak Leaf Surgical Hospital, LLC	Wisconsin
Ocean State Endoscopy Holdings, LLC	Rhode Island
Orange City Anesthesia Services, LLC	Florida
Orange City Surgery Center, LLC	Florida
Orthopaedic Surgery Center of Asheville, L.P.	Tennessee	Orthopaedic Surgery Center of Asheville, Limited
Orthopedic & Spine Surgical Hospital of South Texas, LP	Texas
Park Place Surgery Center, L.L.C.	Florida
Permian Basin Surgical Care Center, LLC	Texas
Physicians Medical Center, L.L.C.	Louisiana
Physicians Surgery Center, LLC	Delaware	Lee Island Coast Surgery Center
PMCROS, L.L.C.	Louisiana
Portsmouth, LLC	Delaware
PSC Development Company, LLC	Delaware
PSC Operating Company, LLC	Delaware
PSHS Alpha Partners, Ltd.	Florida	Lake Worth Surgery Center
PSHS Beta Partners, Ltd.	Florida	The Gables Surgical Center
Quahog Holding Company, LLC	Delaware
Quantum Enterprises, PLLC	Colorado
Riverside Anesthesia Services, LLC	Florida
Riverside Billing & Management Company, LLC	Florida
Riverside Spine & Pain Physicians, LLC	Florida
Riverside Surgical Center, LLC	Florida
Santa Barbara ASC Holdings, LLC	California
Sarasota Ambulatory Surgery Center, Ltd.	Florida
Sarasota Anesthesia Services, LLC	Florida
SARC/Asheville, LLC	Tennessee
SARC/Ft. Myers, Inc.	Tennessee
SARC/Georgia, Inc.	Tennessee
SARC/Kent, LLC	Tennessee
SARC/Largo Endoscopy, LLC	Tennessee
SARC/Largo, Inc.	Tennessee
SARC/Providence, LLC	Tennessee
SARC/St. Charles, Inc.	Tennessee

Sentry Anesthesia Management, LLC	Georgia
Sentry Medical Billing, LLC	Georgia
Screven County Family Health Center, LLC	Georgia
Screven County Hospital, LLC	Georgia
Sequoia Surgical Center Holding Company, LLC	California
Sequoia Surgical Center, LP	California
Sequoia Surgical Pavillion, LLC	California
SGRY Holdings, LP	Tennessee
Skyway Surgery Center, LLC	California
SMBI DOCS, LLC	Tennessee
SMBI Great Falls, LLC	Tennessee
SMBI Havertown, LLC	Tennessee
SMBI Idaho, LLC	Tennessee
SMBI Jackson, LLC	Delaware
SMBI LHH, LLC	Delaware
SMBI Portsmouth, LLC	Tennessee
SMBI STLWSC, LLC	Tennessee
SMBIMS Birmingham, LLC	Tennessee
SMBIMS Durango, LLC	Tennessee
SMBIMS Florida I, LLC	Florida
SMBIMS Greenville, LLC	Tennessee
SMBIMS Kirkwood, LLC	Tennessee
SMBIMS Steubenville, Inc.	Tennessee
SMBIMS Wichita, LLC	Tennessee
SMBISS Beverly Hills, LLC	Tennessee
SMBISS Chesterfield, LLC	Tennessee
SMBISS Encino, LLC	Tennessee
SMBISS Irvine, LLC	Tennessee
SMBISS Thousand Oaks, LLC	Tennessee
South Sound Neurosurgery, PLLC	Washington
Southern Crescent Anesthesiology, PC	Georgia
Southern Crescent Nurse Anesthesia, LLC	Georgia
SP California Management, LLC	Delaware
SP Holdco I, Inc.	Delaware
SP Louisiana, LLC	Louisiana
SP Management Services, Inc.	Tennessee	SymbionARC Management Services
Surgery Partners Management Services, Inc.
SGRY SP Management Services, Inc.
SGRY Surgery Partners Management Services, Inc.
SP Maury County, LLC	Delaware
SP North Dakota, LLC	Delaware
SP Physician Management, LLC	Delaware
SP Practice Management, LLC	Delaware
Space Coast Anesthesia Services, LLC	Florida
Space Coast Surgery Center LLC	Florida
Specialty Surgical Center of Beverly Hills, L.P.	California
Specialty Surgical Center of Encino, L.P.	California
Specialty Surgical Center of Encino, LLC	California
Specialty Surgical Center of Irvine, L.P.	California
Specialty Surgical Center of Irvine, LLC	California

Specialty Surgical Center, LLC	California
St. Louis Women’s Surgery Center, LLC	Delaware	St. Louis Women's Multispecialty Surgery Center
STSSH Physicians Organization	Texas
Surgery Center Holdings, Inc.	Delaware
Surgery Center Holdings, LLC	Delaware
Surgery Center of Fremont, LLC	Delaware
Surgery Center of Kalamazoo, LLC	Michigan
Surgery Center of Lebanon, LP	Pennsylvania	Physicians Surgical Center
Surgery Center of Pennsylvania, LLC	Pennsylvania
Surgery Center Partners, LLC	Delaware	Timberlake Surgery Center
Surgery Partners Acquisition Company, LLC	Florida
Surgery Partners of Coral Gables, LLC	Florida
Surgery Partners of Lake Mary, LLC	Florida
Surgery Partners of Lake Worth, LLC	Florida
Surgery Partners of Merritt Island, LLC	Florida
Surgery Partners of Millenia, LLC	Florida
Surgery Partners of New Tampa, LLC	Florida
Surgery Partners of Park Place, LLC	Florida
Surgery Partners of Sarasota, LLC	Florida
Surgery Partners of West Kendall, L.L.C.	Florida
Surgery Partners of Westchase, LLC	Florida
Surgery Partners, LLC	Florida	SGRY SP, LLC
Symbion Ambulatory Resource Centres, LLC	Tennessee
Symbion Holdings, LLC	Delaware
Symbion JV, LLC	Tennessee
Symbion, Inc.	Delaware
SymbionARC Support Services, LLC	Tennessee
Tampa Pain Relief Center, Inc.	Florida	Central Florida Pain Relief Centers
Florida Orthopedic Partners
Florida Pain Institute - Melbourne
Florida Pain Institute - Merritt Island
Florida Pain Institute - Palm Bay
Florinda Pain Institute - Pineda
Florida Pain Institute - Titusville
Florida Pain Institute - Viera
Florida Pain Relief Centers
Florida Spine Sports and Rehabilitation Center
Jacksonville Pain Relief Center
Kaizen Orthopedics
Medical Village Urgent Care
Orlando Pain Relief Center
Pain Institute Of Tampa
Pain Management of Brandon
Pain Medicine Institute
Palm Beach Pain Relief Center
Rehabilitation Medical Group
Sarasota Pain Relief Center - Bee Ridge
Sarasota Pain Relief Center - Bradenton
Sarasota Pain Relief Center - CPCS
Sarasota Pain Relief Center - Downtown

Sarasota Pain Relief Center - PMC
Sarasota Pain Relief Center - Venice
Sarasota Pain Relief Center
South Florida Pain Relief Center - Boynton Beach
South Florida Pain Relief Center
Tampa Pain Relief Center - Himes
Tattnall Hospital Company, LLC	Georgia
Texarkana Surgery Center GP, LLC	Texas
Texarkana Surgery Center, L.P.	Delaware
Texas Physician Group	Texas	Austin Wound Care and Hyperbaric Center
The Center for Special Surgery, LLC	Delaware
The Center for Specialized Surgery, LP	Pennsylvania
The Surgery Center of Ocala, LLC	Tennessee
The Surgery Center, L.L.C.	Georgia
UniPhy Healthcare of Johnson City VI, LLC	Tennessee
United ASC Holding Company, LLC	Delaware
Valley Ambulatory Surgery Center, L.P.	Illinois
Valley Medical Inn, L.P.	Illinois
Valley Surgical Center, Ltd.	Ohio
VASC, LLC	Illinois
Village Surgicenter, LLC	Delaware
Village Surgicenter, Limited Partnership	Delaware
West Bloomfield Surgery Center LLC	Michigan
Westchase Surgery Center, Ltd.	Florida
Wilmington Surgery Center, L.P.	Tennessee